UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2005

SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS 01104

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.43
Exhibit 10.44
Exhibit 10.45
Exhibit 10.46
Exhibit 10.47
Exhibit 10.48
Exhibit 10.49
Exhibit 10.50

Item 1.01.	Entry into a Material Definitive Agreement.

     As described in Item 2.03, Smith & Wesson Holding Corporation (the “Company”) entered into various material definitive agreements relating to a credit facility, dated January 11, 2005. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CREDIT FACILITY

     Pursuant to that certain Loan and Security Agreement, dated January 11, 2005 (the “Loan Agreement”), the Company, as Guarantor, and Smith & Wesson Corp., a wholly owned subsidiary of the Company, as Borrower, entered into a $40 million credit facility consisting of four loans (each a “Loan” and together, the “Credit Facility”), with Banknorth, N.A., as Lender. Capitalized terms not otherwise defined herein will have the meanings set forth in the Loan Agreement. The Loan Agreement is attached hereto as Exhibit 10.43.

     The Credit Facility includes the following:

     (1) A revolving line of credit of up to a maximum amount of the lesser of (a) $17 million; or (b) (i) 85% of the net amount of Borrower’s Eligible Receivables; (ii) plus the lesser of $6 million or 70% of Eligible Raw Materials Inventory; plus (iii) 60% of Eligible Finished Goods Inventory; and (iv) 40% of Eligible Finished Parts Inventory, which will be available until September 30, 2007 for working capital needs. The revolving line of credit bears interest at a variable rate equal to prime or LIBOR plus 250 basis points (the 250 basis point LIBOR spread may be reduced if the Borrower and the Company taken as a whole meet certain targets with respect to their maximum leverage). The revolving line of credit note is attached hereto as Exhibit 10.44.

     (2) A seven-year, $12.1 million term loan for refinancing the $25.1 million outstanding loan due Tomkins Corporation (the “Tomkins Obligation”) and the $14.2 million remaining on a previous loan from the Lender. The term loan bears interest at a rate of 6.23% per annum (the “Commercial Term Loan”). The promissory note for the Commercial Term Loan is attached hereto as Exhibit 10.45.

     (3) A ten-year, $5.9 million term loan for refinancing the Tomkins Obligation and existing indebtedness owed to the Lender, bearing interest at a rate of 6.85% per annum (the “Commercial Real Estate Term Loan”). The promissory note for the Commercial Real Estate Term Loan is attached hereto as Exhibit 10.46.

     (4) A $5 million credit arrangement for capital expenditures, which will bear interest at a variable rate until April 30, 2006 equal to either prime or LIBOR plus 250 basis points (the 250 basis point LIBOR spread may be reduced if the Borrower and the Company taken as a whole meet certain targets with respect to their maximum leverage), and then either a variable rate equal to LIBOR plus 250 basis points (the 250 basis point LIBOR spread may be reduced if the Borrower and the Company taken as a whole meet certain targets with respect to their maximum leverage), or a fixed rate equal to the Federal Home Loan Bank of Boston Rate as of April 30, 2006 plus 200 basis points, in each case with the applicable rate selected by the Company (the “Equipment Line of Credit Loan”). The aggregate availability of the Equipment Line of Credit Loan will cease on April 30, 2006, at which time any unpaid outstanding principal balance and interest will become due and payable in monthly installments over a period of seven years. The note for the Equipment Line of Credit Loan is attached hereto as Exhibit 10.47.

SECURITY

     As security for the Credit Facility, the Lender has a first priority lien on all of the personal property and real estate assets of the Company, other than intangible assets constituting intellectual property (including, without limitation, the “Smith & Wesson” trade name). In addition, the Company has guaranteed the Borrower’s payment and performance of the Credit Facility pursuant to a Guaranty. Two mortgage and security agreements and the Guaranty are attached hereto as Exhibits 10.48, 10.49, and 10.50, respectively.

PREPAYMENT

     The Borrower may prepay in whole or in part any of the Loans that have interest rates determined by reference to the prime rate, with interest accrued to the date of the prepayment on the amount prepaid, without any penalty or premium. Loans with a fixed rate of interest determined by reference to the LIBOR interest rate may be prepaid provided that the Borrower reimburses the Lender for any costs associated with (i) the Borrower making payments on dates other than those specified in the Loan Agreement, or (ii) Borrower’s borrowing or converting a LIBOR Loan on a date other than the borrowing or conversion dates specified in the Loan Agreement.

     If any of the Commercial Term Loan, Commercial Real Estate Loan, or the Equipment Line of Credit (where a fixed rate of interest is applicable) are prepaid, the Borrower must pay a prepayment penalty equal to the greater of 2% of the principal balance being prepaid or the Yield Maintenance Fee.

     Notwithstanding anything to the contrary stated above, any Loan may be prepaid in whole or in part from Acquisition Financing as described in the Loan Agreement or excess cash flow from the Borrower’s business operations.

COVENANTS

     The Credit Facility contains customary covenants for transactions of this type. The Borrower also covenants to conduct all of its banking business with the Lender. The financial covenants include the following:

     (1) Covenants that the Borrower’s and Company’s ratio of Total Liabilities to Tangible Net Worth, on a consolidated basis, will not exceed a maximum leverage of: 3.50:1.00 for the fiscal year ending April 30, 2005, and each quarter thereafter through January 31, 2006; 3.00:1.00 for each quarter beginning April 30, 2006 through January 31, 2007; and 2.00:1.00 for each quarter beginning April 30, 2007, until each Loan has been fully paid;

     (2) Covenants that the Borrower and Company on a consolidated basis will maintain minimum earnings before interest, taxes, depreciation and amortization of $12.0 million for the fiscal year ending April 30, 2005, and each quarter thereafter through January 31, 2006; $13.0 million for each quarter beginning April 30, 2006, until each Loan has been fully paid;

     (3) Covenants relating to minimum debt service coverage; and

     (4) Covenants relating to maximum capital expenditures.

EVENTS OF DEFAULT

     The Credit Facility contains customary events of default, including cross defaults under the Loans and to other obligations. Upon the occurrence of an event of default, the outstanding obligations under the Credit Facility may be accelerated and become due and payable immediately.

RELATIONSHIP WITH LENDER

     The Lender or its affiliates provide the Company and the Borrower with commercial banking and financing services, and insurance brokerage services.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Description

10.43	Loan and Security Agreement, dated January 11, 2005, by and between the Registrant, Smith & Wesson Corp., and Banknorth, N.A.

10.44	Revolving Line of Credit Note, dated January 11, 2005

10.45	Commercial Term Promissory Note, dated January 11, 2005

10.46	Commercial Real Estate Term Promissory Note, dated January 11, 2005

10.47	Equipment Line of Credit Note, dated January 11, 2005

10.48	Mortgage and Security Agreement, dated January 11, 2005, by the Registrant in favor of Banknorth, N.A.

10.49	Mortgage and Security Agreement, dated January 11, 2005, by the Registrant in favor of Banknorth, N.A.

10.50	Guaranty, dated January 11, 2005, by the Registrant in favor of Banknorth, N.A.

          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2005

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number

10.43	Loan and Security Agreement, dated January 11, 2005, by and between the Registrant, Smith & Wesson Corp., and Banknorth, N.A.

10.44	Revolving Line of Credit Note, dated January 11, 2005

10.45	Commercial Term Promissory Note, dated January 11, 2005

10.46	Commercial Real Estate Term Promissory Note, dated January 11, 2005

10.47	Equipment Line of Credit Note, dated January 11, 2005

10.48	Mortgage and Security Agreement, dated January 11, 2005, by and between the Registrant and Banknorth, N.A.

10.49	Mortgage and Security Agreement, dated January 11, 2005, by the Registrant in favor of Banknorth, N.A.

10.50	Guaranty, dated January 11, 2005, by the Registrant in favor of Banknorth, N.A.